Exhibit 99.1

Annual Meeting Update and 2010 PlansMay 5, 2010

April 2010 – End-user Shipments Double from Prior Year (without iLase shipments scheduled for May)

- 2009 – Bottom-line restructuring to reach breakeven and survive economic turmoil
  - PLAN – Establish an immediate and long-term plan to break several years of declining sales
  - ANALYSIS, PLANNING and IMPLEMENTATION of plans to turn around sales trends
- Q4/Q1 2010 – Top-line restructuring in contracts, sales management and product line
  - SALES FORCE – Terminations, upgrades, personnel up 50% expected to double from year end
  - SALES LEADERSHIP – Promoted internal proven talent for dentistry and lasers
  - DISTRIBUTION – New deal building entry into greater portion of US market
  - PRODUCT – Hottest new diode in the market with up-sell strategy
  - COVERAGE – Of 420 US MSAs have over 5% penetration in 67 NOW and targeting more
  - EXPOSURE – Well on way to implementing approach to general consumers virally
- APRIL 2010 – First month with all recent changes largely effective
  - Waterlase and ezlase end-user shipments both approximately DOUBLE over prior year April
  - Efforts for expanded market penetration still ramping, but taking ground
  - Orders coming in rapidly domestically and abroad on the iLase...for May shipment

2 5/5/2010 BIOLASE

Analysis and the Drivers of New Successful Beginning

- Analysis of 420 US Metropolitan Statistical Areas
- Estimated $200 Million Sales Opportunity Before "Chasm"
- Specific Opportunity Examples and Approach
- Sales Force Ramp Up
- iLase Launch, Strategy and Initial Results
- Historic 10-Year Analysis
- Independent External Waterlase Sales Study – Why Not?
- Actions Taken and in Process
- Moving Beyond 5% to 10% Penetration – Consumer Pull

3 5/5/2010 BIOLASE

The US has 420 Metropolitan Statistical Areas (MSAs) Waterlase Penetration ranges from 0% to 61% in Each There is Room to Expand NOW 5/5/2010 4 $0.3 Billion $1.6 Billion $4.1 Billion $4.1 Billion $1.9 Billion Penetration by Metropolitan Statistical Area

420 MSAs for Waterlase

- 195,000 Dentists in our US Database
  - 160,000 Dentists are Estimated to be Practicing
  - 6,000 of those Dentists use a Waterlase
- 67 MSAs with over 5% Waterlase Penetration
  - 19 MSAs with over 7% Penetration
  - 4 MSAs with over 10% Penetration
- 83 MSAs where there are NO Waterlase AT ALL
- 270 MSAs where penetration begun, but most well under 5%
- **If all US MSAs were at 5%, an incremental $200 million + in Waterlase sales alone**
- Significant potential exists with better coverage NOW, with or without "Crossing the Chasm"

5 5/5/2010 BIOLASE

Strengths Top 20 Penetration Areas with 6% to 61% Penetration Spread all over the country with varying sizeLargely a function of effort and location of sales repsStill growing! 5/5/2010 6 Practicing Est MDs Penetration City A, MA 23 14 61% City B, GA 46 11 24% City C, OR 33 4 12% City D, TX 42 5 12% City E, AL 50 5 10% City F, LA 64 6 9% City G, CO 75 7 9% City H, WV 57 5 9% City I, WV 161 14 9% City J, VA 82 7 9% City K, WV 60 5 8% City L, MO 39 3 8% City M, NY 40 3 7% City N, IN 54 4 7% City O, AZ 83 6 7% City P, NC 265 19 7% City Q, GA 43 3 7% City R, IL 43 3 7% City S, VA 134 9 7% City T, GA 432 28 6% 1,826 161 9% Average 91 8 9%

Weaknesses (and great new Opportunities) Examples of locations with NO Waterlase Most locations with no Waterlase are smaller cities that have not yet been penetratedStats show that some of these have the greatest penetration opportunities 5/5/2010 7 Practicing Est MDs Penetration City A, MI 53 0 0.0% City B, PA 53 0 0.0% City C, PA 162 0 0.0% City D, PA 163 0 0.0% City E, AR 20 0 0.0% City F, MS 45 0 0.0% City G, LA 46 0 0.0% City H, LA 68 0 0.0% City I, FL 149 0 0.0% City J, TX 39 0 0.0% City K, TX 40 0 0.0% City L, TX 86 0 0.0% City M, NY 94 0 0.0% City N, CA 43 0 0.0% City O, MO 57 0 0.0% City P, MO 85 0 0.0% City Q, KS 85 0 0.0% City R, SC 38 0 0.0% City S, NC 47 0 0.0% City T, NC 62 0 0.0% City U, SC 73 0 0.0% City V, IL 88 0 0.0% City W, WI 73 0 0.0% City X, WV 45 0 0.0% City Y, KY 50 0 0.0% City Z, PA 139 0 0.0% City AA, OH 235 0 0.0%

Opportunities Already in Process (...some need acceleration) Examples of MSAs with Penetration Rising Waterlase has footholds in all of the top 100 MSAs in the United StatesPenetration rates vary and are growingThey can be accelerated 5/5/2010 8 City A , IN 432 10 2.3% City B,MI 755 19 2.5% City C, IN 909 30 3.3% City D, MI 2,974 63 2.1% City E, IL-IN-WI 6,040 134 2.2% City F, PA 195 10 5.1% City G, PA-NJ-DE-MD 3,763 75 2.0% City H, CA 3,490 66 1.9% City I, CA 1,571 79 5.0% City J, MS 258 10 3.9% City K, AR 293 10 3.4% City L, LA 606 16 2.6% City M, MS 420 17 4.0% City N, FL 388 13 3.3% City O, FL 670 14 2.1% City P, FL 1,374 14 1.0% City Q, FL 1,026 39 3.8% City R, FL 3,273 63 1.9% City S, TX 1,124 17 1.5% City T, TX 2,772 42 1.5% City U, NY 483 12 2.5% City V, NY 609 13 2.1% City W, NY 707 16 2.3% City X, NY-NJ-PA 13,401 283 2.1%

Threats (Greatest Opportunity) - Penetration Only Beginning There are hundreds of mid-size to small cities where the potential for growth is high and we have a foothold already!Limited resources have held back effortsWe are fixing that now 5/5/2010 9 Practicing Est MDs Penetration City A, IN 34 1 3.0% City B, OH 34 1 2.9% City C, OH 39 1 2.5% City D, MI 46 1 2.2% City E, IN 49 1 2.0% City F, IN 70 1 1.4% City G, MI 81 1 1.2% City H, MI 107 1 0.9% City I, OH 59 2 3.4% City J, MI 64 2 3.1% City K, IN 68 2 2.9% City L, MI 69 2 2.9% City M, IN 74 2 2.7% City N, MI 116 2 1.7% City O, MI 358 2 0.6% City P, IN 56 3 5.4% City Q, IN 60 3 5.0% City R, MI 222 3 1.4% City S, MI 379 3 0.8% City T, MI 63 4 6.3% City U, IN 65 4 6.2% City V, IN-MI 119 4 3.4% City W, MI 152 4 2.6% City X, IN 174 6 3.4% City Y, MI 230 6 2.6% City Z, OH 302 7 2.3%

MSA Expansion Plan
Expanded Sales and Greater Number of Local Events

- Many MSAs are small and major ones can be broken down further into areas doctors are more willing to travel within
- Local Waterlase doctors are being contacted and pursued for smaller events being scheduled at their offices
- Over 30 have been scheduled thus far for the second quarter
- Each MSA has been reviewed by the CEO and head of US sales and targets are being set for several hundred more for 2010...along with other events and programs
- The sales force is expanding rapidly to make it happen...

10 5/5/2010 BIOLASE

Sales Replacement and Ramp Up - Nearly All Dental Hires New Proven Sales Leadership Proven from Within 5/5/2010 11 11-13-09 1-1-10 2-1-10 3-1-10 4-1-10 6-1-10 Forecast 8-1-10 Forecast > 2 Years 8 9 9 9 9 11 11 1-2 Years 10 3 3 3 2 4 Months-1 Year 3 3 3 10 14 < 3 Months 2 3 5 11 11 10 11 Total Reps 20 15 20 26 25 31 36 6 Poor2 Hired 6 Out1 Hired 5 Hired 6 Hired All Trained 6 In Process More to Come VP Sales Out Interim Interim Perm 1 1 1 Full Time Directors 1 1 1 1 2 2 2 Sales Management 1 1 1 1 3 3 3 Total Sales 21 16 21 27 28 34 39 Open Territory 4 9 6 2 3 0 0

Diode Competitiveness
Opening the Door NOW

- Low price diodes came into the market heavily in 2009
- In 2009, sales began declining on ezlase due to competition
- Fewer diode and general laser leads decrease Waterlase leads
- We completed development on the iLase throughout 2009 and launched it February of 2010
- Demonstration units being shipped
- Orders are coming in domestically and from international countries for iLase at very good rate
- iLase is raising attention and introductions to ezlase and Waterlase…both with end-user sales increases in April

12 5/5/2010 BIOLASE

Up-Sell Strategy
A Total Laser Solution for Every Dentist



iLase



The Personal Laser
common, everyday soft-tissue procedures

Advanced soft-tissue
Whitening & Pain Therapy

ezlase



Total Diode Solution
common & advanced soft-tissue procedures plus whitening and pain therapy

Economical Hard- and Soft-Tissue

waterlase C100



Entry Level All-Tissue
common restorative and pediatric procedures

Fastest Cutting
Periodontics
Endodontics

waterlase MD TURBO



Best in Class All-Tissue
common & advanced
restorative
periodontics
endodontics
cosmetic
surgical
pediatric procedures

13 5/5/2010 BIOLASE

All Pieces Repeat Full Product Line Message 5/5/2010 14

Historic 10 Year Biolase Sales Analysis

- 1998 to 2005 – High growth to slow down
- 2006 and 2007 – Transition to distribution from direct model
- Product Lines Under Distribution
- 2008 and 2009 Sales and Profit Bridge
  - Gave up unprofitable international direct sales, which are expected to rise again under distribution
  - 2008 included non-repeating C100 stocking orders and demonstration unit sales of Waterlase and ezlase
  - Deals struck with Henry Schein and P&G years ago fully amortized
  - Impact of economic turmoil and all other
- Lessons Learned and Actions Taken in Light of History

15 5/5/2010 BIOLASE

Historic Analysis Conducted Over 12 Months 2005 - When growth slowed In 2004 growth slowed and in 2005:A new CEO and EVP Sales entered the end of 2004 from the medical industryThe Waterlase complexity grew with the introduction of the Waterlase MDThe Waterlase price was increased over 30%$10,000 Soft-tissue only diode lasers entered the marketplaceBiolase infrastructure had not caught up with its size, impacting customer serviceWith new leadership and direction, sales people transition hit a rapid pace 5/5/2010 16 In Millions $ 1998 1999 2000 2001 2002 2003 2004 2005 Revenues $1.5 $7.0 $9.7 $16.5 $27.3 $48.8 $60.7 $62.0 Growth $5.5 $2.7 $6.8 $10.8 $21.5 $11.9 $1.3 Percent Growth 367% 39% 70% 65% 79% 24% 2% Average Price Point Average Price Point $47 $47 $47 $47 $62

Historic Analysis Conducted Over 12 Months 2006 Additional Transitions in Leadership and to Distribution In 2006:Waterlase prices increased another 13%The new medical CEO was replaced by a previous CEOThe new medical EVP Sales was replaced by a previous EVP SalesAt year end, the company transitioned from a direct to a distribution modelInternational sales growth made up full increaseDomestic sales had a slight decline, despite distribution stocking ordersIn 2007 Waterlase prices under distribution raised to over $80,000The CEO named in 2006 was replaced with another CEO, who was replaced in 2008Sales force tur nover continued at a high rate for new distribution model team 5/5/2010 17 In Millions $ 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Revenues $1.5 $7.0 $9.7 $16.5 $27.3 $48.8 $60.7 $62.0 $69.7 $66.9 Growth $5.5 $2.7 $6.8 $10.8 $21.5 $11.9 $1.3 $7.7 -$2.8 Percent 367% 39% 70% 65% 79% 24% 2% 12% -4% Average Price Point Average Price Point $47 $47 $47 $47 $62 $70 $80

Historic Analysis - Products Under Distribution Model 2006 - 2008 - Diodes and All Other grow double digit, Waterlase declines2006 Waterlase increases internationally, but decreases domestically2006 Lasersmile, a $25,000 diode not competitive against $10,000 diode entries2007 Launch of ezlase diode goes well, Waterlase declines accelerateEarly 2008, the fourth CEO in 3 years takes helm from Medical industry againSales team turnover high with CEO changes and transition to fit distribution/medical model2007 and 2008 Waterlase sales continue decline, despite stoc king orders and demo unit sales 5/5/2010 18 Revenues Revenues In Millions $ In Millions $ 2003 2004 2005 2006 2007 2008 Waterlase Waterlase 40.5 51.0 51.5 55.1 45.5 40.1 Diodes Diodes 5.9 6.7 5.6 3.5 9.4 12.3 Other 2.4 3.0 5.0 11.2 12.0 12.3 Total 48.8 60.7 62 69.7 66.9 64.6 Waterlase Waterlase 83% 84% 83% 79% 68% 62% Diodes Diodes 12% 11% 9% 5% 14% 19% All Other All Other 5% 5% 8% 16% 18% 19%

2009 Bridge to Sales Change and Bottom Line Breakeven New CEO Appointed April 2010 after bulk of sales losses in Q1...stock was less than $0.502008 vs 2009 Bridge - Critical to achieve approximate non-GAAP breakeven in 2009A. Demo units and C100 stocking orders for all products in 2008 non-repeatingB. Closure of international businesses with $5 million in temporary reductions as move toward distributionC. P&G Contract and initial Schein License fully amortized and does not carry forwardD. Economic downturn, diode competition, upgrades, significant cost re ductions and all otherMINIMUM PURCHASE AGREEMENT PUT HEAVIER RELIANCE UPON DISTRIBUTION FOR 2009 5/5/2010 19 $ Millions $ Millions Revenue/Profit Bridge Revenue/Profit Bridge Revenue/Profit Bridge Revenue/Profit Bridge Revenues Revenues 2006 2007 2008 A B C D 2009 Waterlase Waterlase 55 46 40 (7) (5) (5) 23 Diodes Diodes 3 9 12 (1) (2) 9 Other 11 12 12 (3) +1 11 Revenue 69 67 64 (8) (5) (3) (6) 43 Non-GAAP Non-GAAP Net Loss Net Loss (5) (4) +5 (3) +7 0

10 Year Historic Analysis
Lessons Learned and Studies

- Price – Domestic price point rise from $50K to $80K an issue
- Rise of diodes taking some business, but adding opportunity
- Medical device sales approaches and sales personnel historically not successful in dental lasers (2 tries in last 4 years)
- Distribution works with diodes and all other, but limited success with more complicated Waterlase sale
- Focused hands-on approach required in core domestic market
- Distribution model best for international markets
- Many accounts not seriously pursued for 4 years

20 5/5/2010 BIOLASE

10 Year Historic Analysis
Actions Taken on New Deal

- Price – Waterlase list price dropped to 2006 levels
- Diodes – Best diode launched with up-sell strategy
- Medical device issue – Best internally performing DENTAL sales directors and managers promoted, and new hires from dental
- Distribution – Added flexibility/control for Biolase on Lasers and continued strong distribution relation for consumables/other
- Direct International Expensive – All changed to distribution
- Market Coverage (non-Schein) – Greater potential sales to Biolase for expanding marketing efforts beyond Schein accounts
  - Ramping up now, but full impact expected last half of 2010

21 5/5/2010 BIOLASE

Internal and External Independent Studies on Waterlase Adoption Internal users (2 years ago):Price - Addressed with iLase and new Waterlase pricing in new dealSpeed - Addressed with MD TurboTraining - Addressed over past 2 yearsExternal Independent Study (users and non-users last 3 months)Price - More in terms of ROILearning Curve - Simplicity/Intuitive nature of iLase a home run...more is coming for all productsReturn on Investment - Getting more published and explained by doctors and simplified in explanations...for example... 5/5/2010 22

Addressing ROI

- Dr. Rosenberg – Top luminary did a specific ROI presentation now included at http://lasercast.biolase.net/
- Dr. Golan – Top luminary did an ROI section in his presentation now included at http://lasercast.biolase.net/
- $300 to $600 per day – Simplified return message consistently started mid-2009 and having an impact:



$300-$600 a day is typical of the revenue dentists add to their practice after making a Waterlase MD Turbo part of their treatment offerings.
A study soon to be published by the Roger Levin Group indicates that the Waterlase MD helps attract new patients and increase treatment acceptance of day-today restorative cases that can cover the cost of a laser by providing an alternative to needles and drills, for patients who are anxious or fearful.
When you are ready to move beyond restorative laser dentistry, the Waterlase MD and Biolase's unmatched training programs provide you with new easy-to-learn options for the management of moderate to severe periodontal disease, endodontics, and soft tissue procedures to add to your treatment offerings.
Contact your Biolase Laser Specialist at 888-424-6527 or your Henry Schein consultant at 800-645-6594 to

23 5/5/2010 BIOLASE

NEW Article with new independet ROI approach:

Surprising trends in laser usage

By Roger P. Levin, DDS

Dental Economics – March 2010

Introduction

Lasers are an excellent instrument for everyday dentistry. This statement may surprise many dentists. But a recent study indicates that highly successful practitioners are using lasers for common dental procedures, including caries treatment and restorations. Research conducted by Levin Group found that general dentists who use lasers for routine care could create a better patient experience and increase practice production, the ideal combination from a practice-management perspective. Higher case acceptance resulting from happier patients was not the only important benefi t reported by dentists using the laser to perform everyday dentistry. In the same study, doctors attribute robust production growth in part to adding a laser to their standard tray. Everyday dentistry, such as the treatment of caries (even Class V composite restorations), is successfully and effectively performed, often in less time, with the use of lasers.

"I use the laser with every patient that I see on my schedule," said one research participant. Another dentist said, "Integrating the laser into our practice has increased production between $12,500 and $15,000 per month."

Growing the practice

Lasers increase production of common dental procedures. While most dentists have struggled during the economic slowdown, many practices with lasers have actually grown during this period.

The research indicates that dentists who own lasers are achieving production gains, not by adding complex or "exotic" treatment, but by more effi ciently treating the conditions that present most frequently in the practice, such as caries and damaged/broken teeth.

These successful dentists are seeing more new patients coming into their practices and accepting treatment. One dentist said, "New patients travel long distances to come to my practice because my patients have told them about how much easier dental treatment is with my laser."

Practices have also attracted new patients with advertisements that offer "an alternative to needles and drills."

Patients who responded to this message told doctors that they appreciated not only a way to avoid injections and drillings, but also that these dentists stood out as progressive and patient-friendly…

24 5/5/2010

BIOLASE

Learning Curve – “Can I get this?”

- Covered in March 2010 Levine article as well as ROI
  - Reprinting for distribution
- Training websited established
- Refresher training established
- Luminary settings and presentations all standardized
  - 10 “push the button” presets with custom capability
- Simplicity/Intuitive nature and use for iLase a landmark!
- Working same simplicity/intuitive feel into other products over time

25 5/5/2010 BIOLASE

Next Steps for Greater Expansion
Strengths, Weaknesses, Opportunities, Threats (SWOT)

- Brand Equity – recognized as the leader in laser dentistry and a high tech leader in dentistry
- Strong in-house engineering and clinical talent and experience
- Patent position
- Deep knowledge of dental industry
- Relationships with regulatory offices and universities
- Distribution channels in place, with existing end-customer base and product champions
- iLase establishing broader user base for future up-sells
- Room to grow in many areas without major change of approach…even more with changes happening now...

26 5/5/2010 BIOLASE

SWOT - Weaknesses Despite strong individual talent, we are resource limitedNegative profitability and cash flow from operations for prior 6 years left challenging balance sheet, despite 2009 return to breakeven on non-GAAP basisAlthough not necessarily in the "high-tech chasm" we could be there in several years...taking steps now...Do not have infrastructure in place to compete seriously in other industries (e.g., pain therapy, veterinary, ophthalmology, etc.) and it would take added capital...but limited low cost underwayThe larger population of dentists are growing more positive, but still need a compelling reason to use lasers...a boost 5/5/2010 27

SWOT – Opportunities

- Approximately 160K practicing dentists in the US, and 700K dentists in worldwide areas where we have distribution
- With 67 MSAs above 5% and many well below, vast opportunity still exist for current product and approach with greater sales effort and coverage
- Encourage/convince dental schools to teach lasers
- Lobby the government and insurance providers to promote lasers
- Develop new applications/gain more products for the dental market
  - Toothbrushes, Other iLase add-ons, etc.
- Technology can be applied to other markets with investments
  - Ophthalmology, Pain Management, Vet...
- Create a ***"crisis"*** to integrate lasers into dental practices
  - Accelerate sales today and to ensure breach of potential "chasm" tomorrow
- Market straight to patients...create patient demand...some impacting dentists today...

28 5/5/2010

BIOLASE

SWOT – Threats and Actions

- Competitive Lawsuit – Company will vigorously defend alleged "design patent" infringement
- Supplier power, especially single-source – Relations good and solidified for long-term on key areas
- Distributor power, especially as we are very dependent on one – the new deal takes steps to partially address and is in transition now…with greater flexibility on "outside" accounts
- Competition – despite our brand equity and patent protection, some competitors have deeper financial pockets
- Financially Limited Resources – Greater sales force, distribution model shifts and expanded marketing efforts and new products require cash – Current S-3 shelf registration filing to raise up to $9.5 million

29 5/5/2010 BIOLASE

Expanding Beyond 5% and 10% Penetration Creating Consumer Demand 5/5/2010 30 $0.3 Billion $1.6 Billion $4.1 Billion $4.1 Billion $1.9 Billion Penetration in various markets

Creating Consumer Demand Strength: We have a large base of happy dentists and even happier patients at those dentists...and a large base of uneducated final consumersWeakness: Non-patients are skeptical of claims "too good to be true" and could believe non-Laser dentists before costly advertising...so another way is neededOpportunity: Utilizing the thousands of doctors and hundreds of thousands of happy patients to educate the millions in the general population on a viral basisThreats: Today, the lack of general population knowledge is creating minimal "pull" for dentists to get into Waterlase dentistry and word is not getting out quickly enough 5/5/2010 31

STEP 1 – Build a base of credible and easy to understand reference materials to help win confidence and show evidence of results to doctors, patients and decision makers

- Been working on development for last 12 months…well underway
- Establish a base consumer website with references, the whys, testimonials, news references and links to doctors – Done (Over 100,000 hits year now): http://www.laserdentistry.net/
- Establish library of productive Webinars that can be placed in "evidence sites"
- Establish a base website with video clips of procedures, key doctor presentations, news clips, comparisons, etc. – Done with about 20,000 hits after little over 1 month: http://lasercast.biolase.net/
- Set up a company site on Biolase Facebook, Biolase Twitter and Biolase YouTube – All Done and Moving
- Establish some interesting additional footage for key public/patient interest groups (kids and moms…and all) – Example: My First Laser Visit CARTOON, which is DONE and can be seen at: http://www.youtube.com/watch?v=OvZgTD42RjU

32 5/5/2010 BIOLASE

STEP 2 - Work to engage a small base of references and referrals to the "evidence and interesting sites" through "family and friends" Set up Biolase Facebook - Done: Over 600 "friends" following NOW already and growing rapidly for regular Biolase updatesTwitter and You Tube sites - DonePersonal e-mail blasts (hopefully passed on) to drive friends to see "evidence and interest sites" - Done: About 2,000 hits on Tooth Tales, About 6,000 hits on iLase, 20,000 hits on LasercastThese kind of efforts keep growing naturally and exponentially over time...and we have just begun this phase and have growing internal expertise, that will be supplemented 5/5/2010 33

STEP 3 – Find ways to engage thousands of happy dentists and hundreds of thousands of happy customers in telling their story, with something to go with it…start simple, grow

Multiple efforts underway and in development now that base of support materials at critical mass…

Example:

- Contest for patients to tell their story to their friends and to tie us in, so we can update them on the latest and greatest going forward
- Doctors get benefits of free advertising for their practice (probably not taking advantage of now) through state of the art viral marketing
- Doctors get an easy way to bring it up if they like, in the form of a contest for their patients
- Best source of reference TO GET SOMEONE TO FIND A WATERLASE DENTIST is a friend who had a good experience…and friends and links criss-cross all over the country
- For example: if we get only 500 doctors (less than10% of base) suggesting it to 50 patients each (that's 25,000 patients)
- Then assume of those 25,000 patients only 10,000 try it with about 100 friends each (a small average)…that's 1 million people who have been touched by someone they know
- Then over time, the rest of the team comes in and we believe the numbers could start really jumping
- Just one example

34 5/5/2010

BIOLASE

Reaching out to New Portions of the US Market

- Before the 2006 Henry Schein deal, estimates are that over 85% of sales were non-core Schein accounts
- Four years after the deal it is estimated that the opposite is true and few sales are non-core Schein
- Efforts have only just begun to pursue those other segments of the market, but April end-user orders we about 30% non-core Schein already
- This incremental target market is substantial
- Next week (May 10) Biolase is distributing its single largest mailing ever to these new accounts
- The same message will be distributed throughout Schein accounts through their media and in national dental magazines
- The entire market is expected to be covered

35 5/5/2010 BIOLASE

Summary

- 2009 – Bottom-line restructuring to reach breakeven and survive economic turmoil
- Q4/Q1 2010 – Top-line restructuring in contracts, sales management and product line
  - SALES FORCE and SALES LEADERSHIP
  - DISTRIBUTION
  - PRODUCTS TODAY AND MORE TO COME
  - COVERAGE
  - EXPOSURE GROWING
- APRIL 2010 – First month with all recent changes largely effective
  - Waterlase and ezlase end-user shipments both approximately DOUBLE prior year April
  - Efforts for expanded market penetration still ramping, but taking ground
  - Orders coming in domestically and abroad on the iLase
- 2010 Outlook
  - We believe end-user sales and product interest is rising rapidly
  - Many sales still Henry Schein based, but outreach is expanding
  - P&G deal, Pain Management and Ophthalmology still in discussions
  - Consumer awareness foundation laid and efforts being launched

36 5/5/2010

BIOLASE

Thank You PRELIMINAR Y